EXHIBIT 24

                               Powers of Attorney
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                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of Networks North, Inc. (formerly NTN Canada, Inc.) constitutes and appoints Peter Rona, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-8 under the provisions of the Securities Act of 1933, as amended, for the registration of 1,000,000 shares of Common Stock, par value $0.0467, of Networks North, Inc. issuable from time to time pursuant to the provisions of Networks North, Inc.'s Stock Option Plan, and any and all amendments to the aforementioned registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned members of the Board of Directors of Networks North, Inc. have hereunder set their hands this 24th day of July, 1998.


                                              /s/ Peter Rona
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                                              Peter Rona


                                              /s/ Douglas Connolly
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                                              Douglas Connolly


                                              /s/ Daniel C. Downs
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                                              Daniel C. Downs


                                              /s/ Dale G. Smith
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                                              Dale G. Smith


                                              /s/ Lorne C. Stephenson
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                                              Lorne C. Stephenson


                                              /s/ Adrian P. Towning
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                                              Adrian P. Towning


                                              /s/ Bart Yabsley
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                                              Bart Yabsley